UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

Principia Biopharma Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38653	26-3487603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
220 East Grand Avenue South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 416-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PRNB	The Nasdaq Global Select Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(b) On May 13, 2019, Principia Biopharma Inc. (the “Company”) informed The NASDAQ Stock Market LLC (“Nasdaq”) that as a result of John Smither’s resignation from the Company’s Board of Directors (the “Board”) and the Audit Committee, effective May 10, 2019 as is described further in Item 5.02 of this Current Report on Form 8-K, the Company was rendered noncompliant with Nasdaq Listing Rule 5605(c)(2) which requires that the Audit Committee of a Nasdaq-listed company have at least three members, each meeting independence and certain other criteria. The resignation of Mr. Smither has left the Audit Committee with only two independent directors.

In accordance with Nasdaq Listing Rule 5606(c)(4), the Company has an automatic cure period in order to regain compliance with Nasdaq Listing Rule 5605(c)(2), which cure period will expire on November 6, 2019. The Company intends to conduct a director search process and expects to regain compliance by or before the end of the cure period.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As described in Item 3.01 of this Current Report on Form 8-K, on May 10, 2019 John Smither informed the Company of his decision to resign from the Board effective as of May 10, 2019 to pursue a full-time Chief Financial Officer role at another company. Mr. Smither’s resignation is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Smither has served on the Board and as the chair of the Company’s Audit Committee since February 2019. The Board has appointed director Simeon George, M.D., M.B.A., as the chair of the Audit Committee effective as of May 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPIA BIOPHARMA INC.

By:	/s/ Christopher Y. Chai
Christopher Y. Chai Chief Financial Officer

Dated: May 14, 2019